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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 1, 2005
                                                          --------------

                           Strategic Diagnostics Inc.
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                 (Exact Name of Registrant Specified in Charter)

         Delaware                   000-68440                  56-1581761
      ----------------           ----------------          ------------------
      (State or Other            (Commission File           (I.R.S. Employer
      Jurisdiction of                Number)               Identification No.)
       Incorporation)

              111 Pencader Drive
                  Newark, DE                                19702
   ----------------------------------------               ----------
   (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (302) 456-6789
                                                           --------------

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.05. COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

On July 31, 2005, Strategic Diagnostics Inc., a Delaware corporation (the "Company") announced that on that date, the Company had determined to discontinue the operations formerly conducted at its Oceanside, California facility. The Company's lease for such facility expired in accordance with its terms on July 31, 2005.

The Oceanside operations had been managing equipment rental and maintenance, as well as low volume fabrication. The rental and maintenance functions will be consolidated to SDI's Newark, Delaware facilities. The Company will incur a one-time charge of approximately $60,000 in the third quarter of 2005 associated with the discontinuation of the Oceanside operations. This amount relates primarily to severance benefits to be paid to two employees of the Company who will be terminated in connection with the discontinuation of these operations. This amount will be paid in cash on a biweekly basis during the severance period, which encompasses the third and fourth quarters of 2005.

ITEM 7.01. REGULATION FD DISCLOSURE.

In connection with the closing of the Oceanside facility, on August 1, 2005 the Company entered into an instrument engineering, manufacturing and service outsourcing agreement with an original equipment manufacturer.

A press release relating to this agreement, and to the closing of the Oceanside facility, is furnished as Exhibit 99 to this Current Report on Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

   (a)  Financial Statements of Businesses Acquired.

        None.

   (b)  Pro Forma Financial Information.

        None.

   (c)  Exhibits.

Exhibit Number                        Exhibit Title
--------------    -------------------------------------------------------------
     99           Press Release by the Company, dated August 1, 2005, furnished in accordance with Item 7.01 of this Current Report on Form
                  8-K.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               STRATEGIC DIAGNOSTICS INC.


                                               By: /s/ Anthony J. Simonetta
                                                  -----------------------------
                                                   Anthony J. Simonetta
                                                   Chief Financial Officer


Dated: August 4, 2005


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                                  EXHIBIT INDEX

Exhibit Number                        Exhibit Title
--------------    -------------------------------------------------------------
     99           Press Release by the Company, dated August 1, 2005, furnished in accordance with Item 7.01 of this Current Report on Form
                  8-K.